Exhibit 10.1

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of May 3, 2017, by and among Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as the arranger and administrative agent (the "Agent") for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, WABASH NATIONAL CORPORATION, a Delaware corporation ("Wabash"), certain Subsidiaries of Wabash designated on the signature pages hereto as borrowers (together with Wabash, such Subsidiaries are collectively referred as the "Borrowers") and certain Subsidiaries of Wabash designated on the signature pages hereto as guarantors (such Subsidiaries are collectively referred to as the "Guarantors" and together with the Borrowers, such Guarantors are collectively referred to as the "Loan Parties").

WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of May 8, 2012 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers have requested that Lenders agree to amend the Credit Agreement in certain respects as set forth herein, and Lenders have agreed to the foregoing, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.       Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.       Amendments to Credit Agreement. In reliance upon the representations and warranties of the Borrowers set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a)       Clause (y) of the second proviso in Section 2.4(e)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

and (y) in the case of the Term Priority Collateral, Borrowers and their Subsidiaries shall not have the right to use such Net Cash Proceeds to make such replacements, purchases or construction unless, while the Term Loan Credit Agreement is in effect or any Additional Indebtedness is outstanding, such replacements, purchases and construction are permitted by the terms of the Term Loan Credit Agreement (as in effect on the Second Amendment Date, or in the case of the Net Cash Proceeds from the sale or other disposition of the Real Property Collateral located at 10498 North Vancouver Way, Portland, Oregon as may be consented by the requisite lenders party to the Term Loan Credit Agreement) and such agreements, instruments or documents delivered in connection with any Additional Indebtedness or, if the Term Loan Credit Agreement is no longer in effect and no Additional Indebtedness is outstanding, such Net Cash Proceeds are in excess of $1,500,000 in any given fiscal year.

(b)       The definition of the term “Consolidated Tangible Assets” is hereby added to Schedule 1.1 to the Credit Agreement in its appropriate alphabetical order:

“Consolidated Tangible Assets” shall mean (x) the total assets of the Borrower and its Subsidiaries less (y) all goodwill and other intangible assets of the Borrower and its Subsidiaries, as shown on the most recent balance sheet constituting financial statements delivered pursuant to Section 5.1 that had been delivered immediately preceding the date on which any calculation of Consolidated Tangible Assets is being made.

(c)       Clause (o) of the definition of the term “Permitted Disposition” is hereby amended and restated in its entirety as follows:

(o)       sales, leases and other dispositions of assets on an arm's length basis with a fair market value of up to the greater of (x) $30,000,000 and (y) 5.0% of Consolidated Tangible Assets (as determined at the time of such disposition) in the aggregate in any one calendar year, in each case so long as (i) no Default or Event of Default is in existence or would result therefrom, (ii) not less than 75% of the consideration received in respect thereof is cash received by a Loan Party or its Subsidiaries, (iii) the consideration received for the assets to be so disposed is at least equal to the fair market value thereof, and (iv) in the case of individual assets with a book value in excess of $500,000, the consideration received in respect thereof is at least equal to the portion of the Advances predicated on the value of such assets.

(d)       Clause (b) of the definition of the term “Purchase Money Indebtedness” is hereby amended and restated in its entirety as follows:

(b) within 180 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

(e)       The definition of the term "Second Amendment Date" is hereby added to Schedule 1.1 to the Credit Agreement in its appropriate alphabetical order as follows:

“Second Amendment Date” shall mean May 3, 2017.

3.       Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.       Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

5.       Conditions to Effectiveness. This Amendment shall become effective upon Agent's receipt of a copy of this Amendment executed and delivered by Agent, the Required Lenders and the Loan Parties.

6.       Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that:

(a)       after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b)       no Default or Event of Default has occurred and is continuing or will exist after this Amendment becomes effective; and

(c)       this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

7.       Miscellaneous.

(a)       Expenses. Each Borrower agrees to pay, promptly after demand therefor is made by Agent, all reasonable and documented costs and expenses of Agent (including reasonable attorneys fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)       Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c)       Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

8.       Release.

(a)       In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, both at law and in equity, which Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)       Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)       Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

WABASH NATIONAL CORPORATION,
a Delaware corporation

By:	/s/ Jeffery Taylor
Title:	Senior Vice President & Chief Financial Officer

WABASH NATIONAL, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

WABASH WOOD PRODUCTS, INC. (f/k/a WNC Cloud Merger Sub, Inc.), an Arkansas corporation

By:	/s/ Jeffery Taylor
Title:	Vice President & Treasurer

TRANSCRAFT CORPORATION,
a Delaware corporation

By:	/s/ Jeffery Taylor
Title:	Vice President – Treasurer

WABASH NATIONAL TRAILER CENTERS, INC., a Delaware corporation

By:	/s/ Jeffery Taylor
Title:	Treasurer

WALKER GROUP HOLDINGS LLC,
a Texas limited liability company

By:	Wabash National, L.P.,
Its Sole Member

	By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

BULK SOLUTIONS LLC, a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

GARSITE/PROGRESS LLC, a Texas limited liability company
By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC, a Delaware limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

BRENNER TANK LLC, a Wisconsin limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

BRENNER TANK SERVICES LLC, a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

	By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

GUARANTORS:

CLOUD OAK FLOORING COMPANY, INC.

By:	/s/ Jeffery Taylor
Title:	Vice President – Treasurer

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:	/s/ Jeffery Taylor
Title:	Treasurer

WABASH NATIONAL MANUFACTURING, L.P. (f/k/a Wabash National Lease Receivables, LP)

By:	Wabash National Corporation,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Senior Vice President and Chief Financial Officer

CONTINENTAL TRANSIT CORPORATION

By:	/s/ Jeffery Taylor
Title:	Treasurer

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

FTSI DISTRIBUTION COMPANY, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery Taylor
Title:	Treasurer

AGENT:

WELLS FARGO CAPITAL FINANCE, LLC

/s/ Anne Sasal
By:	Anne Sasal
Title:	Vice President

LENDERS:

WELLS FARGO CAPITAL FINANCE, LLC

/s/ Anne Sasal
By:	Anne Sasal
Title:	Vice President

CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance, Inc., as a Lender

By:	/s/ James Zamborsky
Title:	Vice President

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Sarah Yates
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Salmon
Title:	VP

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